Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Net sales	$ 126,102,533	$ 142,102,324
Costs and expenses:
Cost of products sold	102,517,335	139,491,989
Selling, general and administrative	7,835,184	5,124,572
Impairment loss for long-lived assets		4,338,419
Interest expense	24,619	4,806
Costs and expenses, total	110,377,138	148,959,786
EARNINGS (LOSS) FROM OPERATIONS	15,725,395	(6,857,462)
Other income (loss)	(503,422)	19,260
EARNINGS (LOSS) BEFORE INCOME TAXES	15,221,973	(6,838,202)
Provision for (benefit from) income taxes:
Current	2,459,009	(404,892)
Deferred	1,338,489	(1,184,100)
Income tax	3,797,498	(1,588,992)
NET EARNINGS (LOSS)	$ 11,424,475	$ (5,249,210)
Weighted average number of common shares outstanding:
Basic (in shares)	7,027,707	7,000,403
Diluted (in shares)	7,027,707	7,000,403
Net earnings (loss) per share:
Basic (in dollars per share)	$ 1.63	$ (0.75)
Diluted (in dollars per share)	$ 1.63	$ (0.75)